Filed pursuant to Rule 497
File No. 333-232492

Up to $100,000,000
Common Stock
Supplement No. 2, dated February 4, 2020
to
Prospectus, dated August 15, 2019 and
Prospectus Supplement, dated August 20, 2019

This supplement amends, supplements or modifies certain information contained in the prospectus supplement, dated August 20, 2019 (the “ATM Prospectus Supplement”) and the accompanying prospectus, dated August 15, 2019 (the “Base Prospectus,” and together with the ATM Prospectus Supplement, the “Prospectus”), which relate to the sale of shares of common stock of Capital Southwest Corporation in an “at-the-market” offering (the “ATM Program”) pursuant to certain equity distribution agreements (as described below). The terms the “Company,” “CSWC,” “we,” “us,” and “our” refer to Capital Southwest Corporation and its subsidiaries, unless indicated otherwise. Capitalized terms used but not defined herein shall have the same meaning given them in the ATM Prospectus Supplement.
You should carefully read the entire Prospectus and this supplement before investing in our common stock. This supplement should be read in conjunction with the Prospectus. You should also carefully consider the information set forth under the section entitled “Risk Factors” on page S-9 of the ATM Prospectus Supplement, page 12 of the Base Prospectus and in our most recent Annual Report on Form 10-K, as well in subsequent filings with the Securities and Exchange Commission, all of which are incorporated into the Prospectus, before investing in our common stock.
On March 4, 2019, we established the ATM Program to which the Prospectus relates, and through which we may sell, from time to time through sales agents, shares of our common stock. When established, we entered into equity distribution agreements with Jefferies LLC (“Jefferies”) and Raymond James & Associates, Inc. (“Raymond James”) to sell shares of our common stock having an aggregate offering price of up to $50,000,000.
This supplement is being filed to reflect that, on February 4, 2020, we (i) increased the maximum amount of shares of our common stock to be sold through the ATM Program to $100,000,000 from $50,000,000 and (ii) added two additional sales agents to the ATM Program, JMP Securities LLC (“JMP”) and B. Riley FBR, Inc. (“B. Riley” and, together with Jefferies, Raymond James and JMP, the “Sales Agents”). In connection with the upsize of the ATM Program to $100,000,000 and the addition of JMP and B. Riley as sales agents, we entered into (i) second amended and restated equity distribution agreements, each dated February 4, 2020, with each of Jefferies and Raymond James and (ii) equity distribution agreements, each dated February 4, 2020, with each of JMP and B. Riley. The Company’s equity distribution agreements with each of the Sales Agents are on substantially the same terms and conditions as one another.
In light of the above, each reference to the term “Sales Agent” or “Sales Agents” in the ATM Prospectus Supplement is hereby amended to include Jefferies, Raymond James, JMP and B. Riley.
We will pay the Sales Agents a commission of 2.0% of the gross sales price of shares of our common stock sold through them pursuant to the ATM Program. The estimated offering expenses payable by us, in addition to such commission and reimbursement of expenses, are approximately $1,000,000 (of which we have incurred $475,000 as of January 31, 2020), which includes legal, accounting and printing costs and various other fees associated with registering the shares of common stock and the filing fees incident to the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of our common stock in the ATM Program, as well as up to $90,000 in reimbursement of reasonable fees and expenses of counsel to the Sales Agents incurred in connection with the initial launch of the ATM Program on March 4, 2019 (including legal fees and expenses relating to the review by FINRA of the terms of the sale of our common stock in the ATM Program), and up to $10,000 per calendar quarter during the term of the Equity Distribution Agreements for fees and expenses of counsel to the Sales Agents incurred in connection with quarterly updates for the ATM Program. The remaining sales proceeds, after deducting any other transaction fees, will equal our net proceeds from the sale of such shares.

The principal business address of Jefferies is 520 Madison Avenue, New York, New York 10022. The principal business address of Raymond James is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal business address of JMP is 600 Montgomery Street, 11th Floor, San Francisco, California 94111. The principal business address of B. Riley is 299 Park Avenue, 21st Floor, New York, New York 10171.
STATUS OF THE "AT-THE-MARKET" OFFERING
From March 4, 2019 to December 31, 2019, we sold 1,313,588 shares of our common stock under the ATM Program for gross proceeds of $28.7 million and net proceeds of approximately $28.2 million, after deducting commissions to Jefferies and Raymond James on shares sold and offering expenses. As a result, as of the date hereof, up to approximately $71.3 million in aggregate amount of our common stock remain available for sale under the ATM Program.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever the Prospectus and this supplement contains a reference to fees or expenses paid by “you,” “us” or “CSWC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	2.00%	(1)
Offering expenses (as a percentage of offering price)	1.00%	(2)
Dividend reinvestment plan expenses	—%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.00%

Annual Expenses (as a percentage of net assets attributable to common stock for the quarter ended December 31, 2019):
Operating expenses	5.09%	(4)
Interest payments on borrowed funds	5.67%	(5)
Income tax expense	0.98%	(6)
Acquired fund fees and expenses	2.24%	(7)
Total annual expenses	13.98%

(1)
Represents the Sales Agents’ commission with respect to the shares of common stock being sold in this offering. There is no guarantee that there will be any sales of our common stock pursuant to the Prospectus.

(2)	The offering expenses of this offering are estimated to be approximately $1,000,000, of which we have incurred $475,000 as of January 31, 2020.

(3)
The expenses of administering our dividend reinvestment plan (“DRIP”) are included in operating expenses. The DRIP does not allow shareholders to sell shares through the DRIP. If a shareholder wishes to sell shares they would be required to select a broker of their choice and pay any fees or other costs associated with the sale.

(4)
Operating expenses in this table represent the estimated annual operating expenses of CSWC and its consolidated subsidiaries based on annualized operating expenses for the quarter ended December 31, 2019. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.

(5)
Interest payments on borrowed funds represents our estimated annual interest payments based on actual interest rate terms under our Credit Facility, our anticipated drawdowns from our Credit Facility, the 5.95% Notes due 2022 (the "2022 Notes") and the 5.375% Notes due 2024 (the “2024 Notes”). As of December 31, 2019, we had $124.0 million outstanding under our Credit Facility, $77.1 million in aggregate principal of our 2022 Notes outstanding and $75.0 million in aggregate principal of our 2024 Notes outstanding. Any future issuances of debt securities will be made at the discretion of management and our board of directors after evaluating the investment opportunities and economic situation of the Company and the market as a whole.

(6)
Income tax expense relates to the accrual of (a) deferred and current tax provision (benefit) for U.S. federal income taxes and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Income tax expense represents the estimated annual income tax expense of CSWC and its consolidated subsidiaries based on annualized income tax expense for the quarter ended December 31, 2019.

(7)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to our investment in the I-45 Senior Loan Fund based upon the actual amount incurred for the fiscal year ended March 31, 2019.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming 5.0% annual return	$140	$383	$584	$948

The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at NAV, participants in our DRIP will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average purchase price of all shares of common stock purchased by the administrator of the DRIP in the event that shares are purchased in the open market to satisfy the share requirements of the DRIP, which may be at, above or below NAV. See “Dividend Reinvestment Plan” in the Base Prospectus for additional information regarding our DRIP.

CAPITALIZATION
The equity distribution agreements provide that we may offer and sell shares of our common stock having an aggregate offering price of up to $100,000,000 from time to time through the Sales Agents. The table below assumes that we will sell all of the remaining $71.3 million in aggregate amount of our common stock available under the ATM Program at a price of $16.74 per share (the net asset value of our common stock at December 31, 2019), but there is no guarantee that there will be any sales of our common stock pursuant to the Prospectus. Actual sales, if any, of our common stock under the Prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $16.74, depending on the net asset value and market price of our common stock at the time of any such sale. The following table sets forth our capitalization as of December 31, 2019:

•	on an actual basis; and

•
on an as adjusted basis giving effect to the assumed sale of the remaining aggregate amount of $71.3 million of our common stock at a price of $16.74 per share (the net asset value of our common stock at December 31, 2019) less commissions and offering expenses and giving effect to the use of such proceeds as described in the ATM Prospectus Supplement. See "Use of Proceeds."

This table should be read together with “Use of Proceeds” and “Plan of Distribution” included in the ATM Prospectus Supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our most recent consolidated financial statements and notes thereto included or incorporated by reference in the Prospectus.

	As of December 31, 2019
	Actual	As Adjusted for this Offering
	(in thousands, except share and per share numbers)
Cash and cash equivalents	$22,966	$22,966
Borrowings:
Credit Facility(1)	124,000	54,603
2022 Notes (net of deferred issuance costs)	75,688	75,688
2024 Notes (net of deferred issuance costs)	73,393	73,393
Total borrowings	$273,081	$203,684

Net Assets:
Common stock, par value $0.25 per share; 40,000,000 common shares authorized; 20,967,227 and 25,229,400 (as adjusted) shares issued; and 18,627,715 and 22,889,888 (as adjusted) shares outstanding, respectively	$5,242	$6,308
Additional paid-in capital	316,322	384,653
Total distributable earnings	14,229	14,229
Treasury stock - at cost, 2,339,512	(23,937)	(23,937)
Total net assets	$311,856	$381,253
Total liabilities and net assets	$599,348	$599,348

(1)
The above table reflects the carrying value of indebtedness outstanding as of December 31, 2019. As of January 31, 2020, outstanding indebtedness under our Credit Facility was $124.0 million. The net proceeds from the sale of the common stock in this offering are expected to be used to pay down outstanding indebtedness under our Credit Facility. On an as adjusted for this offering basis and reflecting the use of proceeds from this offering, the line item “Credit Facility” would be $54.6 million as of January 31, 2020. See “Use of Proceeds” in the ATM Prospectus Supplement for more information.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Market Information
Our common stock is traded on the Nasdaq Global Select Market under the symbol “CSWC.”
The following table sets forth, for each fiscal quarter within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the range of high and low selling prices of our common stock as reported on the Nasdaq Global Select Market, as applicable, and the sales price as a percentage of the NAV per share of our common stock.

			Price Range
		NAV (1)	High	Low	Premium (Discount) of High Sales Price to NAV (2)	Premium (Discount) of Low Sales Price to NAV (2)
Year ending March 31, 2020
Fourth Quarter (through January 31, 2020)	$	*	$21.71	$20.52	*	*
Third Quarter		16.74	22.56	20.60	34.77%	23.06%
Second Quarter		18.30	22.90	20.57	25.14	12.40
First Quarter		18.58	22.49	20.86	21.04	12.27
Year ending March 31, 2019
Fourth Quarter		$18.62	$22.60	$19.06	21.37%	2.36%
Third Quarter		18.43	24.18	17.22	31.20	(6.57)
Second Quarter		18.84	19.80	18.00	5.10	(4.46)
First Quarter		18.87	19.38	16.53	2.70	(12.4)
Year ended March 31, 2018
Fourth Quarter		$19.08	$18.00	$14.85	(5.66)%	(22.17)%
Third Quarter		18.44	17.76	16.15	(3.69)	(12.42)
Second Quarter		18.26	17.50	16.00	(4.16)	(12.38)
First Quarter		17.96	17.34	15.20	(3.45)	(15.37)

(1)
NAV per share, is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low share price divided by NAV and subtracting 1.

*	NAV has not yet been determined.
On January 31, 2020, we had 390 shareholders of record. On January 31, 2020, the closing price of our common stock on Nasdaq was $21.01 per share.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below NAV per share.
DISTRIBUTIONS
We intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In lieu of cash, we may make deemed distributions of certain net capital gains to our shareholders.
The amounts and timing of cash dividend payments have generally been dictated by requirements of the Code regarding the distribution of taxable net investment income (ordinary income) of regulated investment companies.

On March 1, 2016, we established a share repurchase plan (the “Share Repurchase Plan”) in compliance with the requirements of Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Exchange Act. The Share Repurchase Plan was established pursuant to a $10 million share repurchase program that the board approved in January 2016. The Share Repurchase Plan became effective immediately and will terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares has been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which we notify the broker in writing that the agreement shall terminate. During the three months ended December 31, 2019, we did not repurchase any shares of our common stock under the Share Repurchase Plan. Cumulative to date, we have repurchased a total of 46,363 shares of our common stock in the open market under the Share Repurchase Plan, at an average price of $16.67, including commissions paid, leaving approximately $9.2 million available for additional repurchases under the Share Repurchase Plan.
Distribution Policy
We generally intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ended each October 31, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during that year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our shareholders with respect to each taxable year at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. We may retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We may make deemed distributions to our shareholders of any retained net capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We may, in the future, make actual distributions to our shareholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
We have adopted a DRIP which provides for reinvestment of our distributions on behalf of our common shareholders if opted into by a common shareholder.
Shareholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the shareholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.